Employee Benefit Plans	12 Months Ended
Dec. 31, 2011
Employee Benefit Plans [Abstract]
Employee Benefit Plans [Text Block]
EMPLOYEE BENEFIT PLANS
Pension, Postretirement and Postemployment Plans NCR sponsors defined benefit plans for many of its U.S. and international employees. For salaried employees, the defined benefit plans are based primarily upon compensation and years of service. For certain hourly employees in the U.S., the benefits are based on a fixed dollar amount per years of service. NCR’s U.S. pension plans ceased the accrual of additional benefits after December 31, 2006 and are closed to new participants. Certain international plans are also closed to new participants. NCR’s funding policy is to contribute annually not less than the minimum required by applicable laws and regulations. Assets of NCR’s defined benefit plans are primarily invested in publicly traded common stocks, corporate and government debt securities, real estate investments, and cash or cash equivalents.

NCR recognizes the funded status of each applicable plan on the Consolidated Balance Sheets. Each overfunded plan is recognized as an asset and each underfunded plan is recognized as a liability. Changes to the funded status are recognized as a component of accumulated other comprehensive loss in stockholders’ equity.

Prior to September 1998, substantially all U.S. employees who reached retirement age while working for NCR were eligible to participate in a postretirement benefit plan. The plan provides medical care and life insurance benefits to retirees and their eligible dependents. In September 1998, the plan was amended whereby U.S. participants who had not reached a certain age and years of service with NCR were no longer eligible for such benefits. Non-U.S. employees are typically covered under government-sponsored programs, and NCR generally does not provide postretirement benefits other than pensions to non-U.S. retirees. NCR generally funds these benefits on a pay-as-you-go basis.

NCR offers various postemployment benefits to involuntarily terminated and certain inactive employees after employment but before retirement. These benefits are paid in accordance with NCR’s established postemployment benefit practices and policies. Postemployment benefits may include disability benefits, supplemental unemployment benefits, severance, workers’ compensation benefits, and continuation of healthcare benefits and life insurance coverage. NCR provides appropriate accruals for these postemployment benefits. These postemployment benefits are funded on a pay-as-you-go basis.

Amounts to be Recognized

The amounts in accumulated other comprehensive loss that are expected to be recognized as components of net periodic benefit cost (income) during 2012 are as follows:

In millions	U.S. Pension Benefits	International Pension Benefits	Total Pension Benefits	Postretirement Benefits	Postemployment Benefits
Prior service cost (income)	$—	$3	$3	$(18)	$(6)
Actuarial loss	$52	$59	$111	$3	$10

Pension Plans

Reconciliation of the beginning and ending balances of the benefit obligations for NCR's pension plans are as follows:

	U.S. Pension Benefits		International Pension Benefits		Total Pension Benefits
In millions	2011	2010	2011	2010	2011	2010
Change in benefit obligation
Benefit obligation as of January 1	$3,595	$3,404	$1,927	$1,963	$5,522	$5,367
Net service cost	—	—	15	15	15	15
Interest cost	182	190	90	89	272	279
Amendment	—	—	(3)	9	(3)	9
Actuarial loss	451	203	126	—	577	203
Benefits paid	(201)	(202)	(121)	(114)	(322)	(316)
Plan participant contributions	—	—	3	3	3	3
Currency translation adjustments	—	—	(4)	(38)	(4)	(38)
Benefit obligation as of December 31	$4,027	$3,595	$2,033	$1,927	$6,060	$5,522
Accumulated benefit obligation as of December 31	$4,027	$3,595	$1,955	$1,850	$5,982	$5,445

A reconciliation of the beginning and ending balances of the fair value of the plan assets of NCR's pension plans are as follows:

	U.S. Pension Benefits		International Pension Benefits		Total Pension Benefits
In millions	2011	2010	2011	2010	2011	2010
Change in plan assets
Fair value of plan assets as of January 1	$2,692	$2,582	$1,833	$1,737	$4,525	$4,319
Actual return on plan assets	233	303	154	136	387	439
Company contributions	9	9	116	96	125	105
Benefits paid	(201)	(202)	(121)	(114)	(322)	(316)
Currency translation adjustments	—	—	(4)	(25)	(4)	(25)
Plan participant contributions	—	—	3	3	3	3
Fair value of plan assets as of December 31	$2,733	$2,692	$1,981	$1,833	$4,714	$4,525

The following table presents the funded status and the reconciliation of the funded status to amounts recognized in the Consolidated Balance Sheets and in accumulated other comprehensive loss as of December 31:

	U.S. Pension Benefits		International Pension Benefits		Total Pension Benefits
In millions	2011	2010	2011	2010	2011	2010
Funded Status	$(1,294)	$(903)	$(52)	$(94)	$(1,346)	$(997)
Amounts recognized in the Consolidated Balance Sheets
Noncurrent assets	$—	$—	$339	$286	$339	$286
Current liabilities	(8)	(8)	(15)	(16)	(23)	(24)
Noncurrent liabilities	(1,286)	(895)	(376)	(364)	(1,662)	(1,259)
Net amounts recognized	$(1,294)	$(903)	$(52)	$(94)	$(1,346)	$(997)
Amounts recognized in accumulated other comprehensive loss
Net actuarial loss	$1,272	$1,021	$781	$765	$2,053	$1,786
Prior service cost	—	—	3	9	3	9
Total	$1,272	$1,021	$784	$774	$2,056	$1,795

For pension plans with accumulated benefit obligations in excess of plan assets, the projected benefit obligation, accumulated benefit obligation and fair value of assets were $4,831 million, $4,802 million, and $3,173 million, respectively, as of December 31, 2011, and $4,431 million, $4,376 million and $3,162 million, respectively, as of December 31, 2010.

The net periodic benefit (income) cost of the pension plans for the years ended December 31 was as follows:

In millions	U.S. Pension Benefits			International Pension Benefits			Total Pension Benefits
	2011	2010	2009	2011	2010	2009	2011	2010	2009
Net service cost	$—	$—	$—	$15	$15	$17	$15	$15	$17
Interest cost	182	190	195	90	89	92	272	279	287
Expected return on plan assets	(156)	(166)	(180)	(110)	(109)	(110)	(266)	(275)	(290)
Settlement charge	—	—	—	3	8	3	3	8	3
Amortization of:
Prior service cost	—	—	—	6	—	1	6	—	1
Actuarial loss	123	119	94	69	62	47	192	181	141
Net benefit cost	$149	$143	$109	$73	$65	$50	$222	$208	$159

During 2009, NCR closed its United Kingdom-based manufacturing operation, resulting in a significant reduction in the number of employees enrolled in one of our defined benefit plans. The workforce reduction was accounted for as a curtailment and as such, the actuarial liability associated with the plan was re-measured as of July 1, 2009. As a result, the pension liability and accumulated other comprehensive loss were increased by $35 million. This curtailment did not have a material impact on net income from continuing operations in 2009.

In May of 2009, NCR completed a consultation process with employee representatives, which was required to freeze the benefits in one of our United Kingdom defined benefit plans, effective July 1, 2009. This action was accounted for as a curtailment and as such, the actuarial liability associated with the plan was re-measured as of May 31, 2009. As a result, the prepaid pension asset and accumulated other comprehensive income were reduced by $85 million. This curtailment did not have a material impact on net income from continuing operations in 2009.

The weighted average rates and assumptions used to determine benefit obligations as of December 31 were as follows:

	U.S. Pension Benefits		International Pension Benefits		Total Pension Benefits
	2011	2010	2011	2010	2011	2010
Discount rate	4.0%	5.3%	4.1%	4.6%	4.0%	5.0%
Rate of compensation increase	N/A	N/A	3.0%	3.5%	3.0%	3.5%

The weighted average rates and assumptions used to determine net periodic benefit cost for the years ended December 31 were as follows:

	U.S. Pension Benefits			International Pension Benefits			Total Pension Benefits
	2011	2010	2009	2011	2010	2009	2011	2010	2009
Discount rate	5.3%	5.8%	6.3%	4.6%	4.9%	5.3%	5.0%	5.4%	5.9%
Expected return on plan assets	6.8%	7.5%	7.8%	5.5%	6.0%	6.1%	6.3%	6.9%	7.1%
Rate of compensation increase	N/A	N/A	N/A	3.5%	3.7%	3.9%	3.5%	3.7%	3.9%

The discount rate used to determine December 31, 2011 U.S. benefit obligations was derived by matching the plans’ expected future cash flows to the corresponding yields from the Citigroup Pension Discount Curve. This yield curve has been constructed to represent the available yields on high-quality, fixed-income investments across a broad range of future maturities. International discount rates were determined by examining interest rate levels and trends within each country, particularly yields on high-quality, long-term corporate bonds, relative to our future expected cash flows.

NCR employs a building block approach as its primary approach in determining the long-term expected rate of return assumptions for plan assets. Historical market returns are studied and long-term relationships between equities and fixed income are preserved consistent with the widely accepted capital market principle that assets with higher volatilities generate higher returns over the long run. Current market factors, such as inflation and interest rates are evaluated before long-term capital market assumptions are determined. The expected long-term portfolio return is established for each plan via a building block approach with proper rebalancing consideration. The result is then adjusted to reflect additional expected return from active management net of plan expenses. Historical plan returns, the expectations of other capital market participants, and peer data are all used to review and assess the results for reasonableness and appropriateness.

The expected return on plan assets component of pension expense for our U.S. pension plan was determined using the expected rate of return and a calculated value of assets, referred to as the “market-related value.” The market-related value for this plan was $2,496 million and $2,421 million as of December 31, 2011 and 2010, respectively, which is less than the fair value of plan assets by $234 million and $269 million, respectively. Differences between the assumed and actual returns are amortized to the market-related value on a straight-line basis over a five-year period. Differences in excess of 10% of the market value are recognized immediately. Similar approaches are employed in determining expense for NCR’s international plans.

Gains and losses have resulted from changes in actuarial assumptions and from differences between assumed and actual experience, including, among other items, changes in discount rates and differences between actual and assumed asset returns. These gains and losses (except those differences being amortized to the market-related value) are only amortized to the extent that they exceed 10% of the higher of the market-related value or the projected benefit obligation of each respective plan. As a result, for the U.S. pension plan, unrecognized net losses of $391 million are not expected to be amortized during fiscal 2012. The remaining unrecognized net losses in excess of the corridor are $1,078 million.

In 2012, this loss will be amortized over the expected remaining lifetime of plan participants because almost all of the participants are inactive. This is a change from prior years in which losses were amortized over the expected service period of active plan participants . For NCR's other U.S. and international plans where all or almost all of the plan participants are inactive, the gains or losses will also be amortized over the expected remaining lifetime of the participants. In 2012, the UK London marketing plan will also begin amortizing losses over the expected remaining lifetime of plan participants.

Plan Assets The weighted average asset allocations as of December 31, 2011 and 2010 by asset category are as follows:

	U.S. Pension Fund			International Pension Fund
	Actual Allocation of Plan Assets as of December 31		Target Asset Allocation	Actual Allocation of Plan Assets as of December 31		Target Asset Allocation
	2011	2010		2011	2010
Equity securities	18%	38%	16 - 20%	24%	45%	24 - 31%
Debt securities	80%	59%	77 - 83%	65%	44%	61 - 68%
Real estate	2%	3%	1 - 3%	6%	5%	3 - 5%
Other	—%	—%	0 - 1%	5%	6%	3 - 6%
Total	100%	100%		100%	100%

The fair value of plan assets as of December 31, 2011 and 2010 by asset category is as follows:

		U.S.				International
In millions	Notes	Fair Value as of December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value as of December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity securities:
Preferred stock	1	$—	$—	$—	$—	$1	$1	$—	$—
Common stock	1	201	200	—	1	259	259	—	—
Fixed income securities:
Government securities	2	225	—	225	—	163	—	163	—
Corporate debt	3	781	—	781	—	88	—	88	—
Other types of investments:
Money market funds	4	32	—	32	—	40	—	40	—
Common and commingled trusts - Equities	4	209	—	209	—	123	—	123	—
Common and commingled trusts - Bonds	4	964	—	964	—	968	—	968	—
Common and commingled trusts - Short Term Investments	4	20	—	20	—	—	—	—	—
Common and commingled trusts - Balanced	4	1	—	1	—	31	—	31	—
Partnership/joint venture interests - Real estate	5	42	—	—	42	—	—	—	—
Partnership/joint venture interests - Other	5	53	—	—	53	55	—	—	55
Mutual funds	4	200	200	—	—	60	60	—	—
Insurance products	4	1	—	1	—	54	—	54	—
Real estate and other	5	4	4	—	—	139	7	—	132
Total		$2,733	$404	$2,233	$96	$1,981	$327	$1,467	$187

		U.S.				International
In millions	Notes	Fair Value as of December 31, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value as of December 31, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity securities:
Preferred stock	1	$3	$3	$—	$—	$—	$—	$—	$—
Common stock	1	554	553	—	1	483	483	—	—
Fixed income securities:
Government securities	2	138	—	138	—	—	—	—	—
Corporate debt	3	351	—	351	—	178	—	178	—
Other types of investments:
Money market funds	4	35	—	35	—	38	—	38	—
Common and commingled trusts - Equities	4	365	—	365	—	317	—	317	—
Common and commingled trusts - Bonds	4	872	—	872	—	521	—	521	—
Common and commingled trusts - Short Term Investments	4	53	—	53	—	—	—	—	—
Common and commingled trusts - Balanced	4	1	—	1	—	36	—	36	—
Partnership/joint venture interests - Real estate	5	30	—	—	30	—	—	—	—
Partnership/joint venture interests - Other	5	75	—	—	75	55	—	—	55
Mutual funds	4	178	178	—	—	35	35	—	—
Insurance products	4	—	—	—	—	51	—	51	—
Real estate and other	5	37	34	—	3	119	—	—	119
Total		$2,692	$768	$1,815	$109	$1,833	$518	$1,141	$174

Notes:

1.	Common and preferred stocks are valued based on quoted market prices at the closing price as reported on the active market on which the individual securities are traded.

2.
Government securities are valued based on yields currently available on comparable securities of issuers with similar credit ratings. When quoted prices are not available for identical or similar securities, the security is valued under a discounted cash flows approach that maximizes observable inputs, such as current yields on similar instruments but includes adjustments for certain risks that may not be observable, such as credit and liquidity risks.

3.
Corporate debt is valued primarily based on observable market quotations for similar bonds at the closing price reported on the active market on which the individual securities are traded. When such quoted prices are not available, the bonds are valued using a discounted cash flows approach using current yields on similar instruments of issuers with similar credit ratings.

4.
Common/collective trusts and registered investment companies (RICs) such as mutual funds are valued using a Net Asset Value (NAV) provided by the manager of each fund. The NAV is based on the underlying net assets owned by the fund, divided by the number of shares or units outstanding. The fair value of the underlying securities within the fund, which are generally traded on an active market, are valued at the closing price reported on the active market on which those individual securities are traded. For investments not traded on an active market, or for which a quoted price is not publicly available, a variety of unobservable valuation methodologies, including discounted cash flow, market multiple and cost valuation approaches, are employed by the fund manager to value investments. This valuation approach is often used in valuing insurance products with underlying investments in mutual funds, commingled funds and pooled separate accounts.

5.
Partnership/joint ventures and hedge funds are valued based on the fair value of the underlying securities within the fund, which include investments both traded on an active market and not traded on an active market. For those investments that are traded on an active market, the values are based on the closing price reported on the active market on which those individual securities are traded and in the case of hedge funds they are valued using a Net Asset Value (NAV) provided by the manager of each fund. For investments not traded on an active market, or for which a quoted price is not publicly available, a variety of unobservable valuation methodologies, including discounted cash flow, market multiples and cost valuation approaches, are employed by the fund manager to value investments.

The following table presents the reconciliation of the beginning and ending balances of those plan assets classified within Level 3 of the valuation hierarchy. When the determination is made to classify the plan assets within Level 3, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.

In millions	U.S. Pension Plans	International Pension Plans
Balance, December 31, 2009	$124	$143
Realized and unrealized gains and losses, net	10	16
Purchases, sales and settlements, net	(7)	(2)
Transfers, net	(18)	17
Balance, December 31, 2010	$109	$174
Realized and unrealized gains and losses, net	1	2
Purchases, sales and settlements, net	(15)	11
Transfers, net	1	—
Balance, December 31, 2011	$96	$187

Investment Strategy NCR has historically employed a total return investment approach, whereby a mix of fixed-income, equities and real estate investments are used to maximize the long-term return of plan assets subject to a prudent level of risk. The risk tolerance is established for each plan through a careful consideration of plan liabilities, plan funded status and corporate financial condition. During the first quarter of 2010, the Company completed a comprehensive analysis of its capital allocation strategy, with specific focus on its approach to pension management. As a result of this analysis, the Company implemented a plan to reduce future volatility in the value of assets held by the U.S. pension plan by rebalancing the asset allocation to a portfolio of entirely fixed income assets by the end of 2012. At the end of 2011, the Company had reallocated approximately 80% of pension assets to fixed income assets compared to 60% at the end of 2010. Similar investment strategy changes are under consideration or being implemented in a number of NCR’s international plans.

The investment portfolios contain a diversified blend of fixed-income and equity investments. Furthermore, fixed-income assets are also diversified across U.S. and non-U.S. issuers, type of fixed-income security (i.e., government bonds, corporate bonds, mortgage-backed securities) and credit quality. Equity investments are diversified across U.S. and non-U.S. stocks, small and large capitalization stocks, and growth and value stocks. Where applicable, real estate investments are made through real estate securities, partnership interests or direct investment and are diversified by property type and location. Other assets, such as cash or private equity are used judiciously to improve portfolio diversification and enhance risk-adjusted portfolio returns. Derivatives may be used to adjust market exposures in an efficient and timely manner. Due to the timing of security purchases and sales, cash held by fund managers is classified in the same asset category as the related investment. Rebalancing algorithms are applied to keep the asset mix of the plans from deviating excessively from their targets. Investment risk is measured and monitored on an ongoing basis through regular performance reporting, investment manager reviews, actuarial liability measurements and periodic investment strategy reviews.

Postretirement Plans

Reconciliation of the beginning and ending balances of the benefit obligation for NCR's U.S. postretirement plan is as follows:

	Postretirement Benefits
In millions	2011	2010
Change in benefit obligation
Benefit obligation as of January 1	$55	$111
Gross service cost	—	—
Interest cost	2	5
Amendment	—	(44)
Actuarial loss (gain)	(6)	(6)
Plan participant contributions	4	5
Benefits paid	(11)	(16)
Benefit obligation as of December 31	$44	$55

In December 2010, the Company approved and announced changes in the benefits provided under its previously closed U.S. Post-65 Retiree Medical Plan which became effective February 1, 2011. With these changes, the majority of the Plan’s participants will receive a fixed subsidy instead of the indemnity benefit previously provided. This change reduced the Company’s postretirement plan liability and accumulated other comprehensive loss by $44 million.

The following table presents the funded status and the reconciliation of the funded status to amounts recognized in the Consolidated Balance Sheets and in accumulated other comprehensive loss as of December 31:

	Postretirement Benefits
In millions	2011	2010
Benefit obligation	$(44)	$(55)
Amounts recognized in the Consolidated Balance Sheets
Current liabilities	$(8)	$(10)
Noncurrent liabilities	(36)	(45)
Net amounts recognized	$(44)	$(55)
Amounts recognized in accumulated other comprehensive loss
Net actuarial loss	$33	$42
Prior service benefit	(102)	(120)
Total	$(69)	$(78)

The net periodic benefit (income) cost of the postretirement plan for the years ended December 31 was:

In millions	Postretirement Benefits
	2011	2010	2009
Interest cost	$2	$5	$7
Net service cost	—	—	—
Amortization of:
Prior service benefit	(18)	(13)	(13)
Actuarial loss	3	4	3
Net periodic benefit (income) cost	$(13)	$(4)	$(3)

The assumptions utilized in accounting for postretirement benefit obligations as of December 31 and for postretirement benefit income for the years ended December 31 were:

	Postretirement Benefit Obligations		Postretirement Benefit Costs
	2011	2010	2011	2010	2009
Discount rate	3.3%	4.3%	4.3%	5.0%	6.3%

Assumed healthcare cost trend rates as of December 31 were:

	2011		2010
	Pre-65 Coverage	Post-65 Coverage	Pre-65 Coverage	Post-65 Coverage
Healthcare cost trend rate assumed for next year	8.5%	6.8%	9.0%	7.0%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.0%	5.0%	5.0%	5.0%
Year that the rate reaches the ultimate rate	2018	2018	2018	2018

In addition, a one percentage point change in assumed healthcare cost trend rates would have the following effects on the postretirement benefit income and obligation:

In millions	1% Increase	1% Decrease
Service cost and interest cost for the year ended December 31, 2011	$—	$—
Postretirement benefit obligation as of December 31, 2011	$1	$(1)

Postemployment Benefits

Reconciliation of the beginning and ending balances of the benefit obligation for NCR's postemployment plan was:

	Postemployment Benefits
In millions	2011	2010
Change in benefit obligation
Benefit obligation as of January 1	$313	$307
Restructuring program cost	6	(1)
Service cost	25	22
Interest cost	10	11
Amendments	(41)	(5)
Benefits paid	(31)	(51)
Foreign currency exchange	2	—
Actuarial (gain) loss	(20)	30
Benefit obligation as of December 31	$264	$313

During the fourth quarter of 2011, the Company approved changes in the benefits provided under its severance plan in Japan. With these changes, the plan's participants will receive a reduced benefit. This change reduced the Company’s postemployment plan liability and accumulated other comprehensive loss by $44 million.

The following tables present the funded status and the reconciliation of the unfunded status to amounts recognized in the Consolidated Balance Sheets and in accumulated other comprehensive loss at December 31:

	Postemployment Benefits
In millions	2011	2010
Benefit obligation	$(264)	$(313)
Amounts recognized in the Consolidated Balance Sheets
Current liabilities	$(44)	$(49)
Noncurrent liabilities	(220)	(264)
Net amounts recognized	$(264)	$(313)
Amounts recognized in accumulated other comprehensive loss
Net actuarial loss	$97	$129
Prior service benefit	(40)	(6)
Total	$57	$123

The net periodic benefit cost of the postemployment plan for the years ended December 31 was:

In millions	Postemployment Benefits
	2011	2010	2009
Service cost	$25	$22	$25
Interest cost	10	11	13
Amortization of:
Prior service benefit	(9)	(1)	(1)
Actuarial loss	14	12	12
Net benefit cost	$40	$44	$49
Restructuring severance cost	6	(1)	—
Net periodic benefit cost	$46	$43	$49

During the third quarter of 2011, NCR recorded approximately $6 million of severance costs related to the acquisition of Radiant.

During the second quarter of 2011, NCR announced a change in the long term disability benefits provided to former employees, effective July 1, 2011. This action reduced the actuarial liability associated with this benefit by approximately $6 million in the second quarter of 2011.

The weighted average assumptions utilized in accounting for postemployment benefit obligations as of December 31 and for postemployment benefit costs for the years ended December 31 were:

	Postemployment Benefit Obligations		Postemployment Benefit Costs
	2011	2010	2011	2010	2009
Discount rate	3.5%	3.9%	3.9%	4.3%	4.6%
Salary increase rate	3.2%	3.4%	3.4%	3.6%	3.6%
Involuntary turnover rate	5.5%	5.5%	5.5%	5.0%	5.0%

The below table presents each relevant component of other comprehensive income related to NCR's benefit plans as of December 31, 2011, including the tax effects of each component:

In millions	Before-Tax Amount	Tax Benefit (Expense)	Net-of-Tax Amount
Prior service benefit during year	$37	$(12)	$25
Amortization of prior service benefit	(14)	6	(8)
Net loss arising during year	(425)	131	(294)
Actuarial loss included in benefits expense	212	(58)	154
Total benefit plans	$(190)	$67	$(123)

Cash Flows Related to Employee Benefit Plans

Cash Contributions NCR plans to contribute $85 million to the U.S. qualified pension plan, approximately $120 million to the international pension plans and $10 million to the executive pension plan in 2012. Due to the decline in the fair value of our pension plan assets in 2008, we continue to have a significant, underfunded pension obligation that may require material increases in cash contributions in future years. The Company also plans to make contributions of $7 million to the U.S. postretirement plan and $60 million to the postemployment plan in 2012.

Estimated Future Benefit Payments NCR expects to make the following benefit payments reflecting past and future service from its pension, postretirement and postemployment plans:

In millions	U.S. Pension Benefits	International Pension Benefits	Total Pension Benefits	Postretirement Benefits	Postemployment Benefits
Year
2012	$227	$102	$329	$7	$60
2013	$229	$102	$331	$6	$40
2014	$232	$102	$334	$6	$38
2015	$235	$100	$335	$5	$36
2016	$238	$105	$343	$4	$35
2017 - 2021	$1,229	$517	$1,746	$13	$149

Savings Plans U.S. employees and many international employees participate in defined contribution savings plans. These plans generally provide either a specified percent of pay or a matching contribution on participating employees’ voluntary elections. NCR’s matching contributions typically are subject to a maximum percentage or level of compensation. Employee contributions can be made pre-tax, after-tax or a combination thereof. The expense under the U.S. plan was approximately $8 million in 2011, $8 million in 2010, and $8 million in 2009. The expense under international and subsidiary savings plans was $16 million in 2011, $14 million in 2010, and $15 million in 2009.